                                   Exhibit 6
                                     to the
                          Annual Report on Form 10-KSB
                                      for
                         the year ended April 30, 1996
                                      for
                         Advantage Life Products, Inc.


              Capital Stock Purchase Agreement with Cimtran, Ltd.
          (together with promissory note and stock pledge agreement).

                        CAPITAL STOCK PURCHASE AGREEMENT


         Capital stock purchase agreement (the "Agreement"), dated _________ __, 1996, by and between Advantage Life Products, Inc., a Delaware corporation whose principal place of business is 13902 N. Dale Mabry Blvd., Suite 119, Tampa, Florida 33618 (the "Company") and Cimtran, Ltd., whose principal place of business is _____________________________________
__________________________________ ("Purchaser").


                             BACKGROUND INFORMATION

         This Agreement sets forth the terms and conditions upon which the Purchaser is acquiring from the Company and the Company is issuing to the Purchaser 5,000,000 shares of its authorized, but previously unissued, shares of common capital stock, no par value (the "Shares"), of the Company. In consideration of the mutual agreements contained herein, the parties agree as follows:


                              OPERATIVE PROVISIONS

                                   ARTICLE 1

                          Purchase and Sale of Shares

         1.1 Shares to be Sold: Subject to the terms and conditions of this Agreement, at the Closing referred to in Section 1.4 hereof, the Company shall issue to the Purchaser the Shares, free and clear of all liabilities, obligations, claims, liens and encumbrances, by delivering to the Purchaser one or more stock certificates.

         1.2 Purchase Price of the Shares: The gross purchase price to be paid by the Purchaser to the Company for the Shares shall be $2,500,000 (the "Purchase Price").

         1.3 Payment of Purchase Price: Subject to the terms and conditions of this Agreement, in reliance on the representations, warranties and agreements of the Company contained herein, and in consideration of the sale and delivery of the Shares, the Purchaser shall pay the Purchase Price at the Closing (as defined below). The Purchase Price shall be paid by the Purchaser by its delivery of $100,000 cash, in United States dollars, at the Closing, and by the further delivery of its promissory note, in the original principal amount of $2,400,000 (the "Note"). The Note, a copy of which is attached hereto as Schedule 1.3(a), shall bear interest at the rate of 8% per annum, and all principal and accrued interest shall be due and payable in full on August 31, 1997. The Note will be secured by the Purchaser pledging the Shares acquired pursuant to this Agreement pursuant to the terms of the Stock Pledge Agreement attached hereto as Schedule 1.3(b). Notwithstanding the above, if the Purchaser disposes of any of the Shares prior to the maturity of the Note, a pro rata portion of the principal balance of the Note shall be immediately due and payable..





                                     10.40

         1.4 Closing: The closing of the sale and purchase of the Shares shall take place at the offices of the Company, as soon as is practicable, at such time and place agreed to by the parties (the "Closing"). At the Closing, the Company shall deliver to the Purchaser one or more certificates for the Shares and the Purchaser shall deliver to the Company the Purchase Price, by delivering cash of $100,000 and the Note. Each party shall be responsible for all fees and costs incurred by it or on its behalf in connection with the negotiation of this Agreement and the Closing.

         If at the Closing the Company shall fail to tender the Shares, or if any of the conditions specified hereunder shall not have been fulfilled, the Purchaser shall, at its option, be relieved of its obligations under this Agreement without thereby waiving any rights it may have by reason of such failure or non-fulfillment.

                                   ARTICLE 2

                 Representations and Warranties of the Company

         The Company represents, warrants and agrees as follows:

         2.1 Organization and Standing of the Company: The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted. The Company has furnished to the Purchaser complete and correct copies of its Articles of Incorporation and By-Laws as presently in effect.

         2.2 Capitalization: The authorized capital stock of the Company consists of 25,000,000 shares of common stock, $.16 par value. On the date hereof, 596,476 of those shares are issued and outstanding. The Company holds no shares of its capital stock in its treasury (any such shares having been returned to the status of authorized but unissued shares) and all outstanding shares of capital stock have been duly authorized and validly issued and are fully paid and non-assessable. Except as set forth on Schedule 2.2, there are no outstanding rights, options, warrants, conversion privileges or agreements of any kind for the purchase or acquisition from, or the sale or issuance by, the Company of any shares of its capital stock and no authorization therefor has been given.

         2.3 Corporate Power: The Company has the corporate power to conduct its business and to execute and deliver this Agreement and to perform its obligations under this Agreement.

         2.4 Authorization: When executed and delivered by the Company, this Agreement and any other agreements referenced herein will constitute the valid and binding obligations of the Company, enforceable in accordance with their respective terms.

         2.5 Subsidiaries: Except as disclosed in Schedule 2.5 attaching hereto, the Company does not control (as such term is defined in Section 368(c) of the Internal Revenue Code of 1986, as amended), directly or indirectly, any other corporation, association or other business entity, nor does it have any direct or indirect interest therein.

         2.6 Consent: No consent, approval or authorization of or registration, qualification, designation, declaration or filing with any governmental authority or private person or entity on the part of the Company is required in connection with the execution and delivery of this Agreement or the consummation of any other transaction contemplated hereby, except as shall have been duly taken or effected prior to the Closing.

         2.7 Issuance of Shares: The Company will have full and unrestricted legal right, power and authority to issue the Shares to the Purchaser, without obtaining the consent or approval of any other person or governmental authority, and the Shares, when issued, will constitute duly authorized, validly issued, fully paid and nonassessable shares of the Company. The execution of this Agreement and the consummation of the transactions contemplated hereby will not constitute a default under any provision of any agreement by which the Company is bound.

         2.8 No Breach or Default: The execution and delivery of this Agreement, the performance by the Company of its obligations under this Agreement and the exercise by the Company of the rights created by this Agreement do not (a) violate the Company's Articles of Incorporation or bylaws;
(b) constitute a breach of or a default under any agreement or instrument to which the Company is a party or by which it or its assets are bound or result in the creation of a mortgage, security interest or other encumbrance upon the assets of the Company; (c) violate a judgment, decree or order of any court or administrative tribunal, which judgment, decree or order is binding on the Company or its assets; or (d) violate any Federal or Florida law, rule or regulation.

         2.9 Financial Statements. The Company has delivered to the Purchaser its balance sheets for each of the last two full fiscal years ending before the date of this Agreement as well as its statement of income and loss for the same periods. In addition the Company has delivered to the Purchaser its balance sheet as of January 31, 1996 (the "Interim Balance Sheet") which has been prepared in accordance with the applicable books and records of the Company and presents fairly the financial condition of the Company as of January 31, 1996, and, except as set forth herein, there has been no material change in such financial condition of the Company since January 31, 1996. The financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as otherwise noted therein, and except for normal year-end adjustments.

         2.10 Absence of Undisclosed Liabilities. The Company has no liabilities or obligations except for those (i) reflected on the Interim Balance Sheet; (ii) reflecting contractual liabilities or obligations incurred in the ordinary course of business that are not required by generally accepted accounting principles to be reflected in a balance sheet; (iii) incurred in the ordinary course of business subsequent to the date of Interim Balance Sheet and not required to be disclosed pursuant to the terms of this Agreement; and (iv) specifically disclosed in Schedule 2.10 attached hereto. Except as otherwise provided in this Agreement, the term "liabilities or obligations" as used in this Agreement shall include any direct or indirect indebtedness, claim, loss, damage, deficiency (including deferred income tax and other net tax deficiencies), cost, expense, obligation, guarantee, or responsibility, whether accrued, absolute, or contingent, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured.

         2.11    Litigation; Compliance with Laws. Except as set forth on
Schedule 2.11, there is no suit, action, claim, arbitration, administrative or legal or other proceeding, or governmental investigation pending or, to the knowledge of the Company threatened against or related to the Company. There has been no failure to comply with, nor any default under, any law, ordinance, requirement, regulation, or order applicable to the Company or its business operations, nor any violation of or default with respect to any order, writ, injunction, judgment, or decree of any court or federal, state or local department, official, commission, authority, board, bureau, agency, or other instrumentality issued or pending against the Company which might have a material adverse effect on the financial condition, its business, results of operations, properties or assets of the Company. The Company has obtained all permits, licenses, zoning variances, approvals, and other authorization necessary for the operation of its business. All such permits, licenses, approvals and authorizations are currently valid and in full force and no revocation, cancellation or withdrawal thereof has been effected or threatened. The execution of this Agreement and the performance of the transactions contemplated hereby have not and will not change in any respect, or result in the termination of, any such material permits, licenses, certificates, zoning variances and authorizations. There have been no illegal kickbacks, bribes or political contributions made by the Company.

         2.12    No Changes. Since January 31, 1996, there has not been:

                 a. Any change in the financial or other condition, assets, liabilities or business of the Company, except changes described in Schedule 2.12 hereto;

                 b. Any damage, destruction or loss (whether or not covered by insurance) or any condemnation by governmental authorities which has or may adversely affect the business or assets of the Company to a material degree;

                 c. Any strike, lockout, labor trouble or any similar event or condition of any character adversely affecting the business of the Company;

                 d. Except as disclosed in writing to the shareholders from time to time, any declaration, setting aside or payment of any dividend or other distribution in respect of any of the Company's shares or any direct or indirect redemption, purchase or other acquisition of the Company's shares or any direct or indirect payment or incurring of management fees or other transactions between the shareholders of the Company, in their capacity as such, and the Company; or

                 e. Any increase in the compensation payable or to become payable by the Company to any of its officers, employees or agents, or any known payment or arrangement made to or with any thereof, except in the ordinary course of business as disclosed to the Purchaser.

         2.13 Veracity of Statements. No representation or warranty by the Company contained in this Agreement and no statement contained in any certificate, schedule or other instrument furnished to the Purchaser pursuant hereto or in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make it not misleading.


                                   ARTICLE 3

           Representations, Warranties and Covenants of the Purchaser

         The Purchaser represents and warrants to, and covenants with, the Company as follows:

         3.1 Authorization: When executed and delivered by the Purchaser, this Agreement will constitute the valid and binding obligations of the Purchaser, enforceable in accordance with its terms.

         3.2 No Contractual Violation: Neither the execution, delivery nor performance of this Agreement by the Purchaser, including the consummation by the Purchaser of the transactions contemplated hereby, will constitute a violation of or a default under, or conflict with, any term or provision of the any contract, commitment, indenture or other agreement, or of any other private restriction of any kind, to which the Purchaser is a party or by which it is otherwise bound.

         3.3 Suitability Standards: The Purchaser has such knowledge and experience in equity investments and other financial matters as to be capable of evaluating the risks and merits of an investment in the Company as well as the economic worth and liquidity to be able to sustain a complete loss with respect to the Shares.

         3.4 Receipt and Review of Documentation: The Purchaser has received, read and reviewed, and is familiar with this Capital Stock Purchase Agreement and the Exhibits hereto, and confirms that all corporate and other documents, records and books pertaining to its prospective investment in the Shares or to the Company's business affairs requested by the Purchaser have been made available or delivered to the Purchaser. Purchaser specifically acknowledges receipt of the Company's reports on: Form 10-KSB for the fiscal years ended April 30, 1994 and 1995; and Form 10-QSB for the quarters ended July 31, 1995, October 31, 1995 and January 31, 1996. The Company has informed the Purchaser of the current financial condition of the Company as of the date of this Agreement.

         3.5 Questions Answered and Information Made Available: The Purchaser has had an opportunity to ask questions of and, if asked, to receive satisfactory answers from the Company, through its representatives acting on its behalf, concerning the terms and conditions of this Capital Stock Purchase Agreement and the business affairs and prospects of the Company, and to obtain any additional information possessed by or available to the Company without unreasonable effort or expense which appears necessary to verify the accuracy of such answers.

         3.6     No Registration of Shares and Limitation on Transferability:
The Purchaser is aware that the Shares have not been registered under any federal or state securities law, in each case in reliance upon applicable federal or state transactional exemptions, and that accordingly, the Shares may not be offered for sale, sold, pledged or otherwise distributed or encumbered unless (1) a registration statement with respect to the Shares is effective, or
(2) a transactional exemption from registration applies to the disposition. The Purchaser is also aware that it is purchasing an equity interest in the Company without being furnished any prospectus, offering memorandum or other offering literature except as referenced in this Capital Stock Purchase Agreement.

         3.7 Investment Intent: The Shares are being acquired as a result of private negotiations effected between the Purchaser and the Company without there having been undertaken by the Company, to the Purchaser's knowledge, any general solicitation or advertising. Purchaser acknowledges that it is familiar with the terms of Rule 144, as promulgated by the staff of the Securities and Exchange Commission, and is aware that if in the future it intends to effect a resale of any of the Shares in reliance upon the rights granted by such Rule, it must, among other conditions stated in the Rule, have owned the Shares for a period of not less than two years.

         3.8     Special Factors: The Purchaser is aware of the following:

                 (a) The purchase of the Shares is a speculative investment with a high degree of risk of loss to the Purchaser of its entire investment in the Shares;

                 (b) There are substantial restrictions on the transferability of the Shares and accordingly, the Purchaser may have to hold the Shares indefinitely and may not be able to liquidate its investment in the Company;

                 (c) A legend will be placed on each certificate issued by the Company to evidence Purchaser's ownership of the Shares, which will describe the restrictions that will be imposed upon any resale effort the Purchaser might otherwise attempt to make and a notation in the appropriate records of the Company and its stock transfer agent will be made with respect to any such restrictions on further transfer of the Shares.

                 (d) Except as provided in this Capital Stock Purchase Agreement, none of the following has ever been represented, guaranteed or warranted to the Purchaser by the

         Company, the Company, or their respective agents or employees, or other person, expressly or by implication:

                 (1) the approximate or exact length of time that the Purchaser will be required to remain as owner of the Shares;

                 (2) the amount or type of consideration, profit or loss (including tax benefits) which reasonably may be expected to be realized, if any, as a result of activities of the Company;

                 (3) that the past performance or experience of any entity or other person associated with this investment, directly or indirectly, will in any way indicate the predictable results of the ownership of Shares or of the Company's intended activities.

         3.9 Foreign Status. Purchaser is not a U.S. person and is not acquiring the Shares for the account of any U.S. person(1), the Company's offer to sell the Shares was not made in the United States, and at all times relevant to this transaction Purchaser has been located outside of the United States.

         3.10 Restrictions on Resale. Purchaser agrees to resell the Shares only in accordance with the provisions of Regulation S under the Securities Act of 1933, as amended (the "Act"), pursuant to registration under the Securities Act or pursuant to an available exemption under the Securities Act. In addition to the foregoing representations and warranties, Purchaser agrees that any proposed disposition of Shares that would constitute a sale thereof under the Securities Act may be effected only if prior thereto the Company shall have received a written notice of Purchaser's intention to effect such disposition, setting forth the manner and circumstances of the proposed disposition in reasonable detail and being accompanied by (i) an opinion of counsel reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed disposition of the Shares may be effected without registration under the Securities Act, (ii) one or more representation letters in number, form and substance reasonably satisfactory to the Company to ensure compliance with the provisions of the Securities Act, and (iii) a letter





- -------------------
      (1)"U.S. person" means:   (i) any  natural person resident  in the
United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account held by a dealer or fiduciary organized, incorporated or resident in the United States; and (viii) any partnership organized or incorporated under the laws of any foreign jurisdiction if formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act.

in form and substance reasonably satisfactory to the Company from each such transferee stating such transferee's agreement to be bound by the terms of this paragraph. Purchaser understands and acknowledges that the certificates representing the Shares will bear an appropriate legend restricting their free transferability and that instructions will be given to the Company's stock transfer agent regarding the conditions of this paragraph.

         The foregoing representations and warranties are complete and correct as of the date hereof and shall be complete and correct and deemed restated up to and including the date of the Closing, and the same shall survive such date. If such representations and warranties shall not be complete and correct in all respects and at all times from the date hereof up to and including the date of Closing, the Purchaser represents and covenants that it shall give written notice of such fact to the Company, specifying which representations and warranties are not complete and correct and the reasons therefor.


                                   ARTICLE 4

                      Additional Agreements and Covenants

         The parties further agree and covenant as follows:

         4.1 Delivery of Additional Instruments on Request: Each party agrees to execute and deliver or cause to be executed and delivered at the Closing, and at such other times and places as shall be reasonably agreed to, such additional instruments as the other party may reasonably request for the purpose of fully effecting the transactions herein contemplated.

         4.2 Agreements as to Conditions: Each party agrees to use its best efforts to satisfy each and every of the conditions set forth in Sections 5. and 6., respectively, of this Agreement.

         4.3 Brokerage Fee: Each of the parties alleges that it has not engaged or authorized any broker or finder to act in a representative capacity or otherwise in connection with the transactions contemplated by this Agreement, and each agrees to indemnify and hold harmless the other from and against any and all claims, losses, liabilities or expenses which may be asserted against or suffered by either, or by the Company, as a result of any broker, finder or other person claiming any fee or commission by reason of services rendered or alleged to have been rendered for or at the instance of a particular party hereto with respect to the negotiation or execution of this Agreement or to the delivery of the consideration herein specified.

                                   ARTICLE 5

                     Conditions to Closing by the Purchaser

         The obligation of the Purchaser to consummate the transactions herein contemplated is subject to the satisfaction at or prior to the Closing of each of the following conditions, and if the Purchaser shall not consummate such transactions by reason of the failure of any of such conditions to be met as herein provided, the Purchaser shall have no liability to the Company:

         5.1 Truthfulness of Representations and Warranties: Each of the representations and warranties of the Company contained in this Agreement shall be true and correct to the best knowledge of the Company as of the Closing with the same effect as though such representations and warranties had been made on and as of such date. Each such representation and warranty shall survive the consummation of the transactions contemplated by this Agreement and shall remain in full force and effect thereafter.

         5.2 Performance: Each of the agreements of the Company to be performed or complied with at or before the Closing pursuant to the terms hereof shall have been duly performed or complied with.

         5.3 Consents: All consents to the consummation of the transactions contemplated herein which are required in order to prevent a breach of, or a default under, the terms of any agreement to which Company is a party or is bound shall have been obtained.

         5.4 No Litigation Threatened: No action or proceeding shall have been instituted or, to the knowledge of the Company, shall have been threatened before a court or other governmental body or by any public authority to restrain or prohibit the transactions contemplated herein. No governmental agency or body shall have taken any other action or made any request of the Purchaser or the Company as a result of which the Purchaser deems it inadvisable to proceed with the transaction.


                                   ARTICLE 6

                      Conditions to Closing by the Company

         The obligation of the Company to consummate the transactions herein contemplated shall be subject to the satisfaction of the Company on or prior to the Closing of each of the following conditions, and if the Company shall not consummate such transactions by reason of the failure of any of such conditions to be met as herein provided, the Company shall have no liability to the
Purchaser:

         6.1 Truthfulness of Representations and Warranties: Each of the representations and warranties of the Purchaser contained in this Agreement shall be true and correct to the best knowledge of the Purchaser as of the Closing with the same effect as though such representations and warranties had been made on and as of such date. Each such representation and warranty shall survive the consummation of the transactions contemplated by this Agreement and shall remain in full force and effect thereafter.

         6.2 Performance: Each of the agreements of the Purchaser to be performed or complied with on or before the Closing pursuant to the terms hereof shall have been duly performed and complied with.

         6.3 No Litigation Threatened: No action or proceeding shall have been instituted or, to the knowledge of the Purchaser, shall have been threatened before a court or other governmental body or by any public authority to restrain or prohibit the transactions contemplated herein. No governmental agency or body shall have taken any other action or made any request of the Company or Purchaser as a result of which the Company deems it inadvisable to proceed with the transaction.


                                   ARTICLE 7

                            Miscellaneous Provisions

         7.1 Notices: All notices and other communications hereunder shall be in writing and shall be given to the person either personally or by sending a copy thereof by certified mail, express mail, overnight delivery service, by telecopier (with written acknowledgment of receipt) or courier services, in each case with charges prepaid, to such party's address set forth in the preamble hereto (or to such party's telecopier number previously sent to such party by a means set forth in this paragraph). If the notice is sent by certified mail it shall be deemed to have been given upon the date the notice was accepted, if given by express mail, overnight delivery service or courier services it shall be deemed to have been given to the person entitled thereto when delivered by the service to that person or, in the case of telecopier, on written acknowledgement of receipt. Notice of any change in any such address shall also be given in the manner set forth above. Whenever the furnishing of notice is required, the same may be waived by the party entitled to receive such notice.

         7.2 Binding Agreements; Non-Assignability: Each of the provisions and agreements herein contained shall be binding upon and inure to the benefit of the personal representatives, heirs, devisees and successors of the respective parties hereto; but none of the rights or obligations attaching to either party hereunder shall be assignable.

         7.3 Entire Agreement: This Agreement, and the other documents referenced herein, constitute the entire understanding of the parties hereto with respect to the subject matter hereof, and no amendment, modification or alteration of the terms hereof shall be binding unless the same be in writing, dated subsequent to the date hereof and duly approved and executed by each party.

         7.4 Severability: Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

         7.5 Headings: The headings of this Agreement are inserted for convenience and identification only, and are in no way intended to describe, interpret, define or limit the scope, extent or intent hereof.

         7.6 Application of Florida Law; Venue: This Agreement, and the application or interpretation thereof, shall be governed exclusively by its terms and by the laws of the State of Florida. Venue for any legal action which may be brought hereunder shall be deemed to lie in Hillsborough County, Florida.

         7.7 Jurisdiction: The parties agree that, irrespective of any wording that might be construed to be in conflict with this paragraph, this agreement is one for performance in Florida. The parties to this agreement agree that they waive any objection, constitutional, statutory or otherwise, to a Florida court's taking jurisdiction of any dispute between them. By entering into this agreement, the parties, and each of them understand that they might be called upon to answer a claim asserted in a Florida court.

         7.8 Counterparts: This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7.9 Legal Fees and Costs: If a legal action is initiated by any party to this Agreement against another, arising out of or relating to the alleged performance or non-performance of any right or obligation established hereunder, or any dispute concerning the same, any and all fees, costs and expenses reasonably incurred by each successful party or his, her or its legal counsel in investigating, preparing for, prosecuting, defending against, or providing evidence, producing documents or taking any other action in respect of, such action shall be the joint and several obligation of and shall be paid or reimbursed by the unsuccessful party(ies).

         In witness whereof, the parties have executed this Agreement as of the day and year first above written.

                                        Advantage Life Products, Inc.


                                        /s/ Alan S. Lipstein
                                        --------------------------------
                                        Alan S. Lipstein, President



                                        Cimtran, Ltd.

Attest:
                                        By: /s/ George Hambleton
                                            ----------------------------
By: /s/                                 George Hambleton, Chairman
    ------------------------------

Its:                    ,Secretary
    --------------------

                                Schedule 1.3(a)
                                     to the
                        Capital Stock Purchase Agreement
                                 by and between
                         Advantage Life Products, Inc.
                                      and
                                 Cimtran, Ltd.


                                Promissory Note


         Attached.

                                Schedule 1.3(b)
                                     to the
                        Capital Stock Purchase Agreement
                                 by and between
                         Advantage Life Products, Inc.
                                      and
                                 Cimtran, Ltd.


                               Security Agreement


         Attached.

                                  Schedule 2.2
                                     to the
                        Capital Stock Purchase Agreement
                                 by and between
                         Advantage Life Products, Inc.
                                      and
                                 Cimtran, Ltd.


              Stock Options, Warrants, Conversion Privileges, Etc.


         None.

                                  Schedule 2.5
                                     to the
                        Capital Stock Purchase Agreement
                                 by and between
                         Advantage Life Products, Inc.
                                      and
                                 Cimtran, Ltd.


                                  Subsidiaries


         1.      Environmental Professionals, Inc.
         2. Various inactive subsidiaries that were formerly engaged in the "infomercial" business.

                                 Schedule 2.10
                                     to the
                        Capital Stock Purchase Agreement
                                 by and between
                         Advantage Life Products, Inc.
                                      and
                                 Cimtran, Ltd.


                            Undisclosed Liabilities


         1.      None.

                                 Schedule 2.11
                                     to the
                        Capital Stock Purchase Agreement
                                 by and between
                         Advantage Life Products, Inc.
                                      and
                                 Cimtran, Ltd.


                                   Litigation


         1. Advantage Life is a party to various lawsuits described in its quarterly and annual reports on Form 10-QSB and Form 10-KSB, copies of which have been delivered to the Purchaser.

                                 Schedule 2.12
                                     to the
                        Capital Stock Purchase Agreement
                                 by and between
                         Advantage Life Products, Inc.
                                      and
                                 Cimtran, Ltd.


                                    Changes


         1. Advantage Life has discontinued the operations of Environmental Professionals, Inc.

         2. Advantage Life has agreed to purchase all of the assets of Universal Mica, Inc., a corporation engaged in the business of owning and operating a retail furniture business in Long Island, New York.

                             INTEREST BEARING
                SINGLE MATURITY PAYMENT PROMISSORY NOTE

$2,400,000                                       Chesterfield, Derbyshire
                                                          August __, 1996


     For value received, the undersigned (the "Maker") promises to pay to the order of Advantage Life Products, Inc. or its assigns (the "Holder"), the principal sum of Two Million Four Hundred Thousand Dollars ($2,400,000). The rights, claims, duties, and liabilities of the parties hereto are subject to and controlled by the following terms and conditions:

     1.  Method and Place of Payment.

     Payments of principal and interest shall be made in lawful money of the United States of America at the principal residence of the Holder as specified below, or at such other location as it may hereafter designate.

     2.  Principal and Interest Payments.

     The entire principal amount of this note shall be payable in full on August 31, 1997 (the "Maturity Date"). Interest on such principal amount (or any balance thereof outstanding from time to time) shall accrue at an annual rate of 8%, and as so accrued, shall be paid in one lump sum on the Maturity Date. Notwithstanding the above, if the Maker disposes of the shares pledged as collateral for this Note as more fully set forth herein, then all amounts due under the Note shall be immediately due and payable.

     Nothing herein, nor any transaction related hereto, shall be construed to operate so as to require the Maker to pay interest at a greater rate than shall be lawful. Should any interest or other charges paid by the Maker in connection with the loan evidenced by this Note result in computation or earning of interest in excess of the maximum contract rate of interest which is legally permitted under applicable Florida law or federal preemption statute, then any and all such excess is hereby waived by the Holder and shall be automatically credited against and in reduction of the balance due hereunder, and any portion which exceeds such balance shall be paid by the Holder to the Maker. Anything contained herein to the contrary notwithstanding, if for any reason the effective rate of interest on this Note should exceed the maximum lawful rate, the effective rate shall be deemed reduced to and shall be such maximum lawful rate.

     3.  Prepayment.

     The Maker shall have the privilege and option, without penalty or forfeiture, to pay the entire principal amount of this note or any part thereof at any time prior to its due date.

     4.  Security.

     Timely payment of the debt evidenced by this Note is being secured by the pledge of 5,000,000 shares of the common capital stock of Advantage Life Products, Inc., pursuant to the terms of a Stock Pledge Agreement of even date herewith among the Maker and the Holder.

     5.  Default; Acceleration of Obligation; Interest.

     In the event of a failure by the Maker to fully satisfy the single principal and interest payment on the Maturity Date, or upon the sale of the Shares, if earlier, the entire obligation of the Maker shall be in default, the unpaid principal and interest balances shall be immediately due and payable and interest on the principal balance shall thereafter accrue at the maximum annual rate allowable by law.

     6.  Collection.

     Should it become necessary to collect this note through an attorney, the Maker shall pay all costs incurred by or accruing to the Holder in making such collection, including a reasonable attorney's fee.

     7.  Waiver.

     The Maker expressly waives presentment for payment, notice of non-payment, protest and notice of protest, and any other notice which might otherwise be required in connection with the delivery, acceptance, performance, default or enforcement of the payment of this note. The Holder shall not be deemed by any act or omission to have waived any right or remedy hereunder unless and only to the extent expressed in a written instrument dated subsequent to the date hereof and executed by the Holder, and any such waiver so expressed with respect to a particular event shall not be interpreted as having a continuing effect on or as a waiver of any right or remedy with respect to any subsequent event.

     8.  Notices.

     All notices or other communications required or permitted to be given pursuant to this note shall be in writing and shall be considered properly given or made if hand delivered, mailed from within the United States by certified or registered mail, or sent by prepaid telegram:

     a.  if to the Holder:

                               Alan S. Lipstein
                         Advantage Life Products, Inc.
                     13902 N. Dale Mabry Blvd., Suite 119
                             Tampa, Florida 33618

        b.   if to the Maker:

                             Mr. George Hambleton
                                Cimtran, Ltd.
                                99 Saltergate
                       Chesterfield, Derbyshire 5401LD
                           Fax. No. 011441246450323

or to such other address as either party shall have furnished to the other.
All notices, except of change of address, shall be deemed given when mailed and notices of change of address shall be deemed given when received.

        9.   Entire Agreement.

        This note and any other document expressly identified herein constitute the entire understanding of the parties with respect to the subject matter hereof, and no amendment, modification or alteration of the terms hereof shall be binding unless the same be in writing, dated subsequent to the date hereof and duly approved and executed by the Maker and Holder.

        10.  Governing Law and Venue.

        The Maker acknowledges and agrees that irrespective of where executed, this note shall be construed in accordance with the laws of the State of Delaware, and venue for any legal action which may brought hereunder shall be deemed to lie in Tampa, Florida.

        11.  Jurisdiction.

        The parties agree that, irrespective of any wording that might be construed to be in conflict with this paragraph, this Note is one for performance in Delaware. The Maker agrees that it will waive any objection, constitutional, statutory or otherwise, to a Delaware court's taking jurisdiction of any dispute regarding this Note or any agreement related hereto. By entering into this Note, the Maker understands that it may be called upon to answer a claim asserted in a Delaware court.

        In witness whereof, the undersigned Maker has executed this Note as of the date first written above.

                                             Maker

                                             CIMTRAN, LTD.


                                             By: /s/ George Hambleton
                                             --------------------------
                                             George Hambleton, Chairman

                             STOCK PLEDGE AGREEMENT



         This Stock Pledge Agreement (the "Agreement") is made this _____ day of ______________, 1996, by and between Advantage Life Products, Inc., a Delaware corporation whose business address is 13902 N. Dale Mabry Highway, Suite 119, Tampa, Florida 33618 ("Advantage Life"), and Cimtran, Ltd., whose principal place of business is 99 Saltergate, Chesterfield, Derbyshire 5401LD ("Cimtran").

                             BACKGROUND INFORMATION

         Contemporaneously with the execution of this Agreement, Cimtran executed and delivered its promissory note in the original principal amount of $2,400,000 to Advantage Life (the "Note"). As security for the performance of its obligations hereunder, Cimtran agrees to pledge 5,000,000 shares of the common stock that it owns of Advantage Life Products, Inc. to Advantage Life. Accordingly, in exchange for valuable consideration, the receipt of which is acknowledged by each of the parties to this Agreement, the parties agree as follows:

                              OPERATIVE PROVISIONS

                                   SECTION 1

                     COLLATERAL; GRANT OF SECURITY INTEREST

         1.1 STOCK PLEDGE. As security for the Indebtedness (as defined herein), Cimtran hereby pledges, assigns, hypothecates, delivers and sets over to Advantage Life all of the Pledged Securities (as defined herein) and grants to Advantage Life a lien on and security interest in all of the Pledged Securities and the products and proceeds thereof.

         1.2 "PLEDGED SECURITIES"; "ISSUER". The term "Pledged Securities" as used in this Agreement shall mean and include all of the shares of stock, listed and described in Exhibit "A" to this Agreement, accompanied by stock/bond powers or assignments separate from certificates duly endorsed in blank, together with any securities or other distributions issued as earnings on, in addition to, substitution of or exchange for, or on account of, any such Pledged Securities, including but not limited to, interest, premiums, dividends, stock dividends, liquidating dividends, receivership distributions, stock rights, rights of conversion or exchange rights, stock split, reverse stock splits, recapitalization, reclassification, change of name, merger, consolidation, sale of assets, combination of shares, spinoffs or otherwise, and any or all proceeds and products thereof, now or hereafter owned or acquired by Cimtran or by any third party as trustee or nominee for Cimtran.

         The term "Issuer" as used in this Agreement shall mean the corporation, partnership or other person or entity that has issued any Pledged Securities.

         1.3 DELIVERY OF ADDITIONAL PLEDGED SECURITIES. In the event that Cimtran shall become entitled to receive or shall receive any (i) shares of stock, notes, bonds, debentures, options, rights, warrants, or other securities distributed on account of such Pledged Securities; (ii) dividends payable in property; (iii) dividends or distributions upon the dissolution or in partial or total liquidation, then Cimtran shall accept any such instruments, certificates or distributions as Advantage Life's agent and shall hold them in trust for the benefit of Advantage Life and shall deliver them forthwith to Advantage Life in the exact form received with, as may be necessary to negotiate, transfer, hypothecate, pledge or grant a security interest therein, Cimtran's endorsement, or with stock/bond powers or appropriate stock/bond powers or assignments separate from certificates duly endorsed in blank or, in the case of uncertificated securities, a registration of pledge, to be held by Advantage Life as additional Pledged Securities subject to the terms of this Agreement.


                                   SECTION 2

                              INDEBTEDNESS SECURED

         2.1 INDEBTEDNESS SECURED. This Agreement and the security interest it grants Advantage Life in the Pledged Securities secure payment of all obligations of Cimtran under the Note of even date herewith, including any sums advanced and any expenses incurred by Advantage Life pursuant to this Agreement, the Note or pursuant to any other loan documents executed in connection with this Agreement, or any other note or evidence of indebtedness of Cimtran to Advantage Life (collectively, the "Indebtedness").


                                   SECTION 3

                   REGISTRATION: VOTING RIGHTS AND DIVIDENDS

         3.1     REGISTRATION OF PLEDGED SECURITIES.

                 a. At any time, and from time to time, after an Event of Default, Advantage Life may have any or all of the Pledged Securities registered in its name or in the name of its nominee, and Cimtran hereby covenants that, upon demand by Advantage Life, Cimtran shall cause the issuer of such Pledged Securities to effect such registration and shall execute such documents or instruments as necessary therefor. Cimtran hereby appoints Advantage Life as its attorney-in-fact to arrange, upon the occurrence of an Event of Default, for the transfer of any or all of the Pledged Securities on the books of the issuer thereof in the name of Advantage Life or in the name of its nominee.

                 b. Notwithstanding Subparagraph 3.1(a), as long as no Event of Default shall have occurred and be continuing, Cimtran shall retain all voting and consensual rights with respect to the Pledged Securities and the right to receive all interest or dividends (subject to

Paragraph 3.3(a) hereof), and Advantage Life shall execute and deliver to Cimtran such proxies as shall be necessary to permit Cimtran's exercise of such voting rights.

         3.2     VOTING RIGHTS.

                 a. As long as no Event of Default under this Agreement shall have occurred and be continuing, Cimtran shall be entitled to exercise all voting and consensual powers with respect to the Pledged Securities.

                 b. Immediately and without further notice to Cimtran, upon the occurrence of any Event of Default, Advantage Life or its nominee shall have the right, at its election, to exercise all voting and consensual rights with respect to any Pledged Securities, and Cimtran shall execute and deliver to Advantage Life such proxies as shall be necessary to permit Advantage Life's exercise of such voting and consensual rights.

         3.3     DIVIDENDS AND OTHER DISTRIBUTIONS.

                 a. As long as no Event of Default under this Agreement shall have occurred and be continuing, Cimtran shall be entitled to receive and retain all regular cash dividends paid or declared on any Pledged Securities. Notwithstanding the preceding sentence, unless Advantage Life shall specifically consent in writing, Cimtran shall pay, deliver or transfer directly to Advantage Life immediately upon receipt all other dividends, premiums and other distributions, in cash, property or otherwise, paid or distributed by an Issuer of any Pledged Securities as additional collateral security under this Agreement or to be applied in satisfaction of the Indebtedness.

                 b. Immediately and without notice to Cimtran, upon the occurrence of any Event of Default, Advantage Life shall be entitled to receive all dividends and other distributions on any Pledged Securities and, in the event Cimtran shall receive any such dividends and other distributions, Cimtran shall hold such dividends, interest or distributions in trust for the benefit of Advantage Life and shall deliver such dividends or distributions to Advantage Life in the exact form received with, as may be necessary to negotiate, transfer, hypothecate, pledge or grant a security interest therein, with appropriate stock powers or assignments separate from certificate duly endorsed in blank.


                                   SECTION 4

                         REPRESENTATION AND WARRANTIES

         Cimtran represents warrants and, as long as any portion of the Indebtedness remains unpaid, shall be deemed continuously to so represent and warrant that:

         4.1 OWNERSHIP OF PLEDGED SECURITIES. Cimtran is the owner of the Pledged Securities free and clear of all security interests or other encumbrances and claims of third parties, except the pledge to Advantage Life under this Agreement.

         4.2 TRANSFER RESTRICTIONS. There are no restrictions upon the voting rights or the transferability of any Pledged Securities other than may appear on the certificates described and listed on Exhibit "A".

         4.3 DUE AUTHORITY. Cimtran is authorized to enter into this Agreement and pledge the Pledged Securities to Advantage Life hereunder.

         4.4 NO VIOLATION. The execution, delivery and performance by Cimtran of its obligations under this Agreement does not and will not result in any violation of any agreement, indenture or other instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to Cimtran or to the Pledged Securities, including but not limited to applicable federal and state securities laws.

         4.5 VALIDITY OF AGREEMENT. Upon delivery of the Pledged Securities to Advantage Life or its nominee and execution of this Agreement, this Agreement shall be a valid and binding agreement of Cimtran enforceable in accordance with its terms, and shall grant Advantage Life and create a valid first lien on and perfected security interest in the Pledged Securities.


                                   SECTION 5

                              COVENANTS OF CIMTRAN

         Cimtran covenants that, as long as any Indebtedness remains unpaid, Cimtran shall:

         5.1 FURTHER ASSURANCES. Execute and deliver to Advantage Life, or cause to be executed and delivered to Advantage Life, all such other stock powers, assignments separate from certificates, registrations of pledge, proxies, financing statements, instruments, documents, and take such other action, as Advantage Life may reasonably request from time to time, to carry out the provisions and purposes of this Agreement.

         5.2 ENDORSEMENTS. Upon request of Advantage Life, endorse, negotiate, transfer, deliver and/or assign any and all Pledged Securities or deliver any stock/bond powers, assignments separate from certificates or registrations of pledge, duly endorsed in blank or in the name of Advantage Life or its nominee.

         5.3 DISPOSITION OF PLEDGED SECURITIES. Not sell, convey or otherwise dispose of any Pledged Securities or any interest therein, or create, incur, or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the Pledged Securities or the products and proceeds thereof, except the security interest granted to Advantage Life hereunder.

         5.4 DUPLICATE REPLACEMENT CERTIFICATES. Not obtain any duplicate or replacement certificates for any Pledged Securities from the Issuer thereof.


                                   SECTION 6

                               EVENTS OF DEFAULT

         6.1 EVENTS OF DEFAULT. Any of the following events or conditions shall constitute an event of default ("Event of Default") under this Agreement:

                 a. Failure by Cimtran to pay when due, whether at maturity, on demand, after acceleration or otherwise, any Indebtedness; or

                 b. Failure by Cimtran to perform any obligations or covenants under this Agreement; or

                 c. Filing by or against Cimtran or any Issuer of a petition in bankruptcy or for reorganization or arrangement under any provision of the Bankruptcy Code now or hereafter in effect; or the appointment of a receiver or trustee for Cimtran.

         6.2 RIGHTS AND REMEDIES UPON DEFAULT. Advantage Life may declare Cimtran to be in Default hereunder and all or any part of the Indebtedness to be immediately due and payable without notice upon the occurrence of any Event of Default, and, without regard to whether Advantage Life has declared the Indebtedness immediately due and payable, Advantage Life shall have without notice those rights described in Paragraphs 3.2(b) and 3.3(b).

         6.3 CUMULATIVE REMEDIES. All rights, remedies or recourses of Advantage Life under this Agreement, under the Uniform Commercial Code or other law, in equity or otherwise, are cumulative, and exercisable concurrently, and may be pursued singularly, successively or together and may be exercised as often as occasion therefor shall arise. No act of commission or omission by Advantage Life, including, but not limited to, any failure to exercise, or any delay, forbearance or indulgence in the exercise of, any right, remedy or recourse hereunder or with respect to any Indebtedness shall be deemed a waiver, release or modification of that or any other right, remedy or recourse, and no single or partial exercise of any right, remedy or recourse shall preclude Advantage Life from any other or future exercise of the right, remedy or recourse or the exercise of any other right, remedy or recourse. No waiver or release of any such rights, remedies and recourses shall be effective against Advantage Life unless in writing and manually signed by on Advantage Life's behalf, and then only to the extent recited therein. A waiver, release or modification with reference to any one event shall not be construed as continuing, nor shall it be construed as a bar to, or as a waiver, release or modification of, any subsequent right, remedy or recourse as to a subsequent event. Advantage Life may cure any default by Cimtran in any reasonable manner without waiving the default so cured and without waiving any other prior or subsequent default by Cimtran.

         6.4 PUBLIC OR PRIVATE SALE; OTHER DISPOSITION. Advantage Life may sell any or all of the Pledged Securities or cause the same to be sold at any broker's board, on any securities exchange or other recognized market, in one or more sales or lots, at such price(s) as Advantage Life may deem satisfactory, for cash, and the purchaser of all or any of the Pledged Securities so purchased shall thereafter hold the same absolutely, free from any claim, encumbrance or rights of any kind whatsoever.

         Unless the Pledged Securities threaten to decline speedily in value, Advantage Life will give Cimtran reasonable notice of the time after which the intended disposition is to be made. Any requirements of reasonable notice shall be met if such notice is given as provided herein, at least three (3) days before the time of the disposition. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, hereby specifically waived. The sale may be in one or more lots, as an entire or in separate lots as Advantage Life in its sole discretion may determine.

         Any sale of all or any Pledged Securities on any securities exchange or other recognized market on or in which such Pledged Securities are regularly or otherwise conducted in conformity with reasonable commercial practices of banks, insurance companies and other financial institutions disposing of securities similar to the Pledged Securities shall be deemed to be commercially reasonable.

         6.5 APPLICATION OF CASH, DIVIDENDS, INTEREST OR OTHER DISTRIBUTIONS RECEIVED AND PROCEEDS. The proceeds of any sale of all or any Pledged Securities and any cash at any time held by Advantage Life under this Agreement shall be applied first to the payment of expenses incurred or paid by Advantage Life in connection with any sale, transfer or other disposition of the Pledged Securities and the enforcement of this Agreement, including but not limited to brokerage fees, attorneys' fees and the like, second to the payment of any accrued but unpaid interest on the Indebtedness and finally to payment of principal.

         6.6 DEFICIENCY. In the event that the proceeds of the Pledged Securities are insufficient to satisfy the entire unpaid Indebtedness, Cimtran shall be responsible for the deficiency and shall pay the same upon demand.

                                   SECTION 7

                                 MISCELLANEOUS

         7.1 CONTINUING AGREEMENT. This Agreement is a continuing agreement which shall remain in force until all of the Indebtedness contracted for or created and any extensions or renewals on that Indebtedness together with all interest thereon has been paid in full.

         7.2 CARE OF PLEDGE TO SECURITIES. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Securities while held by Advantage Life under this Agreement, Advantage Life shall have no duty or liability to preserve any rights of Cimtran in any Pledged Securities (including, but not limited to, the tendering of any shares of Pledged Securities in response to any tender offer, the exercise of any conversion or exchange rights with respect to any Pledged Securities or the exercise of any options, rights or warrants prior to their expiration), and shall be relieved of all responsibility for the Pledged Securities upon surrendering them or tendering surrender of them to the Cimtran.

         7.3 NO THIRD PARTY BENEFICIARIES. This Agreement is a contract between Cimtran and Advantage Life for their mutual benefit and no third party, shall have any right, claim or interest against either Cimtran or Advantage Life by virtue of any provision hereof.

         7.4 WAIVERS; CONSENTS. Cimtran (a) expressly waives any valuation and appraisal of the Pledged Securities or any other collateral securing payment of the Indebtedness, presentment, demand for payment, notice of dishonor, protest, notice of nonpayment or protest, all other forms of notice whatsoever and diligence in collection of the Note; (b) consents that Advantage Life may, from time to time and without notice or demand, (i) extend, rearrange, renew or postpone any or all payments of any Indebtedness.

         7.5 DEFINITIONS; MULTIPLE PARTIES; SECTION HEADINGS. The term "person" as used in this agreement shall mean any individual, partnership, corporation, association, joint venture or any other legal entity. The terms "Cimtran" and "Advantage Life" as used in this Agreement include the heirs, personal representatives, and successors or assigns of these parties. Whenever the context so requires, the neuter gender includes the feminine and/or masculine and the singular number includes the plural, and the plural number includes the singular. Unless the context requires otherwise, terms used herein shall have the same meaning as defined in the Uniform Commercial Code as enacted by the State of Florida. Section headings are used herein for convenience only and do not alter or limit the meaning of the language contained in each section or paragraph.

         7.6 NOTICES. All notices or demands by any party to the other relating to this Agreement shall be in writing and sent by mail, either certified or registered, return receipt requested. Notices shall be deemed received at the end of the seventh (7th) day following delivery thereof to the applicable postal service, unless sooner received, addressed to the party to be notified, as follows:

         if to Advantage Life, at:

                          Alan S. Lipstein, President
                         Advantage Life Products, Inc.
                     13902 N. Dale Mabry Highway, Suite 119
                              Tampa, Florida 33618

         if to Cimtran, at:
                              Mr. George Hambleton
                                 Cimtran, Ltd.
                                 99 Saltergate
                        Chesterfield, Derbyshire 5401LD
                            Fax. No. 011441246450323


or to such other addresses as a party may hereafter designate by written notice to the other party in the manner prescribed above.

         7.7 AMENDMENT; WAIVER. This Agreement may not be modified or amended nor shall any provision of it be waived except by a written instrument signed by Advantage Life and by an authorized officer of Cimtran.

         7.8 SEVERABILITY. Each provision and part thereof of this Agreement shall be deemed separate from each other provision or part thereof, and the invalidity or unenforceability, for any reason or to any extent, of any such provision or part thereof shall not affect the enforceability of the remainder of this Agreement or of any other Loan Document, or the application of such provision or part thereof to other persons or circumstances.

         7.9 CHOICE OF LAW. This Agreement shall be construed under applicable Florida laws in effect from time to time, without giving effect to principles regarding conflicts of law.

         7.10 COSTS; ATTORNEYS' FEES. In case this Agreement or any of the Loan Documents are enforced by law or through an attorney at law or under advice therefrom, Cimtran hereby agrees to pay all costs of collection of any Indebtedness, enforcement of this Agreement, and realization upon any Pledged Securities, including reasonable attorneys' fees, whether or not suit is brought, and whether incurred in connection with collection, trial, appeal, bankruptcy or other creditors' proceedings or otherwise.

         7.11 VENUE. Cimtran hereby acknowledges and agrees that, in the event that legal action is instituted to collect any Indebtedness or other amounts due Advantage Life or to foreclose on any Collateral or to otherwise enforce this Agreement, Cimtran consents to and by execution hereof submit to the jurisdiction of the courts of the State of Florida and, notwithstanding the principal place of business or residence of either of them or the place of execution of this Agreement or the location of any item of Collateral, such litigation, whether arising in contract or tort, by statute or otherwise, shall be brought in (and, if brought elsewhere, may be transferred to) a State court of competent jurisdiction in Hillsborough County, Florida.

         7.12 WAIVER OF RIGHT TO JURY TRIAL. CIMTRAN BY EXECUTING THIS AGREEMENT WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION, WHETHER ARISING IN CONTRACT OR TORT, BY STATUTE OR OTHERWISE, IN ANY WAY RELATED TO THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR ADVANTAGE LIFE'S EXTENDING CREDIT TO CIMTRAN AND NO WAIVER OR LIMITATION OF ADVANTAGE LIFE'S RIGHTS UNDER THIS PROVISION SHALL BE EFFECTIVE UNLESS IN WRITING AND MANUALLY SIGNED ON ADVANTAGE LIFE'S BEHALF.

         Cimtran acknowledges the above paragraph has been expressly bargained for by Advantage Life as part of the transactions contemplated by this Agreement and the Note and that, but for Cimtran's agreement thereto, Advantage Life would not have accepted the Note for the term and interest rate provided in the Note.

         In witness whereof, the parties have executed this Agreement the day and year first above written.

WITNESSES:                              Cimtran, Ltd.


sign                                    /s/ George Hambleton
      ---------------------------       -----------------------------
print                                   By:  George Hambleton
      ---------------------------       Its: Chairman

sign
      ---------------------------
print
      ---------------------------


sign                                    Advantage Life Products, Inc.
      ---------------------------
print
      ---------------------------


sign                                    /s/ Alan S. Lipstein
      ---------------------------       ----------------------------------
print                                   Alan S. Lipstein, President
      ---------------------------

                                  EXHIBIT "A"
                                       TO
                             STOCK PLEDGE AGREEMENT


        Number                                  Corporation Issuing                   Description of
          of            Certificate                 Securities                          Securities
        Shares            Number                    ("Issuer")                    ("Pledged Securities")
        ------            ------                    ----------                    ----------------------
      5,000,000                           Advantage Life Products, Inc.                   common